UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 9, 2021
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 8.01.

Other Events.
On December

9, 2021,

Orchid Island

Capital, Inc.

(the “Company”)

announced that

the Board

of Directors

of the

Company
declared a dividend

for the month

of December 2021

of $0.065 per

share of the

Company’s common stock to

be paid on

January
27, 2022 to

holders of record on

December 31, 2021, with

an ex-dividend date of

December 30, 2021. In

addition, the Company
announced certain

details of

its RMBS portfolio

as of

November 30,

2021 as

well as

certain other

information regarding

the
Company.

The Company

also announced

the Board’s

approval on

December 9,

2021 of

an increase

to its

previously

announced stock
repurchase program

(the "Repurchase

Program") for

up to an

additional 16,861,994

shares of the

Company's common

stock,
which results in

a total authorization

under the Repurchase

Program for up

to 17,699,305 shares,

representing approximately
10%

of

the

Company's

currently

outstanding

shares

of

common

stock.

As

part

of

the Repurchase

Program,

shares

may

be
purchased

in

open

market

transactions,

including

through

block

purchases,

through

privately

negotiated

transactions,

or
pursuant to any

trading plan that may

be adopted in accordance

with Rule 10b5-1

of the Securities Exchange

Act of 1934, as
amended (the "Exchange Act"). Open market repurchases will be made in accordance with Exchange Act Rule 10b-18, which
sets certain restrictions on the method,

timing, price and volume of open

market stock repurchases. The timing,

manner, price
and amount of any repurchases

will be determined by the

Company in its discretion and

will be subject to

economic and market
conditions, stock

price, applicable

legal requirements

and other

factors. The

authorization does

not obligate

the Company

to
acquire

any

particular

amount

of

common

stock,

and

the

Repurchase

Program

may

be

suspended

or

discontinued

at

the
Company's discretion without prior notice. The Repurchase Program has no termination date.
A copy of

the Company’s press release announcing the

dividend, the other information

regarding the Company and

the increase
in the size of the Repurchase Program is attached hereto as Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform

Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to,

statements

about

the

Company’s
distributions and Repurchase Program. These forward-looking statements are based upon the Company’s present expectations, but the Company

cannot assure investors

that actual results

will not vary

from the expectations

contained in the

forward-looking
statements. Investors

should not

place undue

reliance upon

forward looking

statements. For

further discussion

of the

factors
that could affect

outcomes, please refer

to the “Risk

Factors” section of

the Company's Annual

Report on Form

10-K for the
fiscal year ended December 31,

2020. All forward-looking statements speak

only as of the date on which

they are made. New
risks

and

uncertainties

arise

over

time, and

it is

not possible

to

predict

those events

or how

they

may

affect

the Company.
Except

as required

by law,

the

Company

is not

obligated

to, and

does not

intend

to,

update or

revise

any

forward-looking
statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated December 9, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: December 9, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer